Mercantile Funds, Inc.

Prime Money Market Fund

Government Money Market Fund

Tax-Exempt Money Market Fund

Limited Maturity Bond Fund

Total Return Bond Fund

Maryland Tax-Exempt Bond Fund

Tax-Exempt Limited Maturity Bond Fund

National Tax-Exempt Bond Fund

Growth & Income Fund

Equity Income Fund

Equity Growth Fund

Capital Opportunities Fund

International Equity Fund

Diversified Real Estate Fund

(collectively, the “Funds”)

Supplement dated August 23, 2004

to the Class A, Class B and Class C Shares

Prospectus dated September 30, 2003

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The sub-section on page 75 of the prospectus entitled “Prime Money Market and Government Money Market Funds” of the section entitled “Management of the Company” is replaced with the following:

Kelley K. Brunssen, Investment Officer, serves as the portfolio manager for the Funds with the assistance of a co-portfolio manager. Ms. Brunssen joined Mercantile in 2000 and has managed the Funds since August 2004. She has a B.A. from Salisbury State University and an M.B.A. from Loyola College.

Joshua Kakel, Assistant Vice President, serves as co-portfolio manager of the Funds. Mr. Kakel joined Mercantile in 1999 and has managed the Funds since 2001. He has a B.S.B.A. from West Virginia University and an M.B.A. from Loyola College.